UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

TriLinc Global Impact Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On February 28, 2023, management and the Chairman of the Audit Committee of the Board of Managers of TriLinc Global Impact Fund, LLC (the “Company”) attended a videoconference call with RSM US LLP (“RSM”).  RSM informed the Company that it resigned as the Company’s independent registered public accounting firm, effective immediately. The Company is currently in the process of selecting a successor independent registered public accounting firm and will disclose its engagement of a new independent registered public accounting firm once the selection process has been completed, as required by the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

RSM had not been engaged as the Company’s independent registered public accounting firm for the years ended December 31, 2021 and 2020 and therefore did not issue any reports in accordance therewith.  During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through February 28, 2023, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in its reports. Also during this same period, there were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions) that occurred or were identified.

The Company provided RSM with the disclosure under Item 4.01 of this Current Report on Form 8-K prior to filing it with the SEC and requested RSM to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made in this Item 4.01. A copy of RSM’s letter, dated March 6, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter of RSM US LLP, dated March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements (including, without limitation, statements concerning the appointment of a successor independent registered public accounting firm) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including without limitation, those risks set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, as amended or supplemented by the Company’s other filing with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

March 6, 2023	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer